CALVERT STRATEGIC GROWTH FUND

Dear Shareholder:
     This report for the Calvert Strategic Growth Fund covers the six months ended September 30, 1996.
     The economy continued to expand at a modest pace into 1995, but appeared to gain momentum in the second quarter of 1996. This heightened fears of inflation and increased the likelihood of a rise in interest rates, which brought about a steep decline in stock prices.
     For the third quarter of 1996, economic growth appeared to moderate. Reports of retail sales and personal consumption pointed to a benign level of inflation. And, the most common indexes of price changes, the consumer price index and producer price index, did not indicate a build up of inflationary pressures. This served to calm the financial markets in the final months of this reporting period, and stock prices rebounded.
     Stocks closed the 12-month period with strongly positive returns, as measured by the Standard & Poor's 500 Stock Index, which generated a one-year return of 20%. The stock market's overall gain masked substantial volatility from day-to-day. Small-company stock price movements were even more frenzied.

Market Assessment
     The Strategic Growth Fund's investment objective is maximum long-term growth. In strong markets, we look to invest in companies we believe will experience exceptionally strong earnings growth. When our outlook for the market turns decidedly negative, the Fund has the flexibility to take a defensive position, moving assets into cash and/or selling stock short. The Fund's manager utilizes a proprietary method of assessing stock market risk called the Five Market Principles.
     According to the Five Market Principles model, the stock market had a Moderately High level of risk throughout this six-month period. Four of the five market indicators fluctuated between an Average and Moderately High level of risk. The Fundamental Value indicator remained fixed at the High Risk level, meaning that, in general, stock valuations are very high when viewed from a historical perspective.

Fund Performance and Strategy
     The Calvert Strategic Growth Fund generated strong returns, well ahead of its benchmark indexes for both the six- and 12-month periods ended September 30, 1996.
     At the close of this reporting period, roughly 60% of assets were invested in equity securities. Exceptional returns generated by Cascade Communications, Ascend Communications, Corporate Express, Gucci Group and PairGain Technologies boosted the Fund's return.


     Successful short selling also enhanced performance. The portfolio had an average short position of 2% of assets, concentrated in the medical and technology market sectors. (A short sale is a bet the value of a stock will decline. In a short sale, the investor sells borrowed stock, hoping he or she will be able to buy the shares back at a lower price. The repurchased shares are returned to the lender and the investor keeps the difference as profit. Of course, the stock price may not decline, in which case the investor would have to buy back the shares at a higher price and incur a loss.) We also utilized put options on the Standard & Poor's 500 Stock Index to limit the effect of a potential slide in stock prices on the Fund's net asset value. (The buyer of a put has the option to sell securities at a predetermined price.)
     As a further cushion against a possible market decline, we maintained a significant cash position, about 35% at period end, and held roughly 2% of assets in U.S. Treasury Notes.

Outlook
     As we progress into the fourth quarter of 1996, the Five Market Principles continue to indicate a Moderately High level of risk. In light of that assessment, we plan to maintain our strategy of investing in stocks of companies we believe have exceptional potential for growth while also employing defensive strategies.
     There are two factors, however, that should have a positive impact on the market over the next several months. First, year-end seasonal strength typically buoys stock prices from Thanksgiving through early January. Second, stocks have historically done well in the fourth quarter of Presidential election years. In order to take advantage of this expected year-end strength, we may increase the percentage of Fund assets committed to equity securities. We appreciate your continued support of the Calvert Strategic Growth Fund.
Sincerely,



Cedd Moses                                  Clifton S. Sorrell
Portfolio Manager                           President
October 17, 1996


                                                   Portfolio Statistics

                                                Ten Largest Stock Holdings
                                                 as of September 30, 1996
                                                           % of Net Assets
---------------------------------------------------------------------------
    Vantive Corp.                                                 4.5%
    Cascade Communications Corp.                                  4.3%
    Citrix Systems, Inc.                                          3.2%
    Gucci Group, N.V.                                             3.1%
    Corporate Express, Inc.                                       3.1%
    Pairgain Technologies, Inc.                                   3.0%
    Rational Software Corp.                                       2.4%
    McAfee Associates, Inc.                                       2.1%
    DSPCommunications, Inc.                                       2.1%
    Uniphase Corp.                                                1.9%
-------------------------------------------------------------------------------
      Total                                                      29.7%
==========================================================================
                                               Average Annual Total Returns
                                           for periods ended September 30, 1996
              Class A Shares
              One Year                            19.47%
              Since Inception (5/94)              14.33%
              Class C Shares
              One Year                            24.46%
              Since Inception (5/94)              15.76%



 Equity Securities - 59.1%                               Shares       Value
--------------------------------------------------------------------------------

Computer -  Networks - 1.6%
Ascend Communications, Inc. *                          42,400   $2,803,700
--------------------------------------------------------------------------------
                                                                 2,803,700

Computer - Services - 2.9%
Bisys Group, Inc. *                                    33,900    1,389,900
Cambridge Technology Partners *                        73,900    2,235,475
Harbinger Corp. *                                      48,200    1,205,000
---------------------------------------------------------------------------
                                                                 4,830,375

Electronics - Semiconductors - 6.1%
DSP Communications, Inc. *                             62,200    3,475,425
Sanmima Corp. *                                        21,000      845,250
Uniphase Corp. *                                       78,000    3,295,500
Vitesse Semiconductor Corp. *                          47,000    1,815,375
Zoran Corp. *                                          49,000      833,000
------------------------------------------------------------------------------
                                                                10,264,550

Financial Services - 1.0%
Cityscape Financial Corp. *                            61,400    1,627,100
-------------------------------------------------------------------------------
                                                                 1,627,100

Medical - Information Technology - 3.3%
Access Health, Inc. *                                  42,700    2,401,875
Enterprise Systems, Inc. *                             19,000      489,250
HCIA, Inc. *                                           43,600    2,616,000
--------------------------------------------------------------------------------
                                                                 5,507,125

Oil & Gas - Equipment - 0.4%
Smith International, Inc. *                            21,300      748,162
----------------------------------------------------------------------------
                                                                   748,162

Oil & Gas - Production/Pipeline - 0.0%
Nova Group, Inc. *                                      1,950       64,350
--------------------------------------------------------------------------------
                                                                    64,350

Pharmaceutical - 3.2%
Dura Pharmaceuticals, Inc. *                           65,200    2,404,250
Jones Medical Industries, Inc.                         62,725    3,042,162
-------------------------------------------------------------------------------
                                                                 5,446,412

Restaurants - 0.3%
Planet Hollywood International, Inc. *               15,300   428,400
Rainforest Cafe, Inc. *                                 3,000       93,000
-----------------------------------------------------------------------------
                                                                   521,400




Equity Securities (Cont'd)                             Shares        Value
Retail - 8.1%
Corporate Express, Inc. *                             133,000   $5,170,375
Gadzooks, Inc. *                                       66,450    2,309,138
Gucci Group, N.V.                                      73,100    5,299,750
Wet Seal, Inc., Class A  *                             23,300      838,800
----------------------------------------------------------------------------
                                                                13,618,063
--------------------------------------------------------------------------------

Retail/Wholesale - Computers - 0.5%
Tech Data Corp. *                                      31,700      883,638
--------------------------------------------------------------------------------
                                                                   883,638

Software - Applications - 10.0%
Aspect Development, Inc. *                             12,600      428,400
Clarify, Inc.*                                         39,800    2,467,600
Objective Systems Integrators, Inc. *                  32,300      666,188
Parametric Technology Corp. *                          17,500      864,062
Pegasystems, Inc. *                                    13,000      338,000
Remedy Corp. *                                         25,800    2,064,000
Siebel Systems, Inc. *                                 59,800    2,489,175
Vantive Corp. *                                       116,200    7,523,950
Visio Corp. *                                           3,000      136,500
------------------------------------------------------------------------------
                                                                16,977,875

Software - Database/Development Tools - 5.4%
Applix, Inc. *                                         62,500    1,640,625
Cognos, Inc. *                                         65,750    2,145,094
Pure Atria Corp. *                                     29,900    1,128,725
Rational Software Corp. *                             118,000    4,026,750
SQA, Inc. *                                             5,000      135,000
--------------------------------------------------------------------------------
                                                                 9,076,194

Software - Education/Entertainment - 1.6%
CBT Group Publishing Ltd., ADR *                       55,800    2,622,600
Crystal Dynamics, Inc., Series D   *                   13,334       62,403
---------------------------------------------------------
                                                                 2,685,003

Software - Systems - 6.3%
Citrix Systems, Inc. *                                104,900    5,376,125
Legato Systems, Inc. *                                 33,000    1,567,500
McAfee Associates, Inc. *                              51,950    3,584,550
Novadigm, Inc. *                                       10,000       60,000
Peerless Systems Corp. *                                7,500       86,250
--------------------------------------------------------------------------------
                                                                10,674,425

Telecommunications - 8.4%
Cascade Communications Corp. *                         90,200    7,351,300
Pacific Gateway Exchange, Inc. *                       10,800      318,600
Pairgain Technologies, Inc. *                          64,600    5,046,875


 Equity Securities (Cont'd)                              Shares       Value
--------------------------------------------------------------------------

Telecommunications (Cont'd)
Sawtek, Inc. *                                         21,800     $566,800
Verilink Corp. *                                       36,100      884,450
--------------------------------------------------------------------------
                                                                14,168,025
--------------------------------------------------------------------------------

      Total Equity Securities (Cost $70,357,593)                99,896,397
--------------------------------------------------------------------------------

                                                      Principal
 Repurchase Agreements - 34.6%                           Amount
---------------------------------------------------------------------------

Donaldson, Lufkin, Jenrette: 5.70%,
 dated 9/30/96, due 10/1/96                         $58,500,000      58,500,000
--------------------------------------------------------------------------------
   (Collateral:  $20,395,658, FNMA, 7.72%, 12/16/96)
   (Collateral:  $21,107,583, FNMA, 7.94%, 9/13/06)
   (Collateral:  $14,441,831, Ref Corp Strip, Zero Coupon, 7/15/02)
   (Collateral:  $3,836,735, Ref Corp Strip, Zero Coupon, 10/15/22)

      Total Repurchase Agreements (Cost $58,500,000)                 58,500,000
-----------------------------------------------------------------------------


 U.S. Treasury - 2.3%
--------------------------------------------------------------------------------

U.S. Treasury Notes, 5.00%, 2/15/99                      4,000,000    3,896,120
--------------------------------------------------------------------------------

      Total U.S.Treasury (Cost $3,932,779)                            3,896,120


 Options Purchased - 0.8%                             Contracts
----------------------------------------------------------------------------

S&P 500 Index Put Options
  Expiration 11/22/96, Strike Price 675                   670      611,375
S&P 500 Index Put Options
  Expiration 11/22/96, Strike Price 680                   695      729,750
----------------------------------------------------------------------------

      Total Options Purchased (Premium $1,583,470)               1,341,125

                                                      Principal
 Community Loan Notes - 1.1%                             Amount
--------------------------------------------------------------------------------

Cascadia Revolving Loan Fund, 4.00%, 4/30/99          75,000       72,453
Dorchester Bay Economic Development Corp., 4.00%,
7/15/97                                                50,000      47,605
Illinois Facilities Fund, 4.00%, 9/30/99              250,000     249,950
Low Income Housing Fund, 4.00%, 1/12/99               350,000     343,231
Minnesota Non Profits Assistance Fund, 3.00%,
4/30/01                                               200,000     192,272
Northeast South Dakota Energy Conservation Corp.,
 4.00%, 4/30/99                                        75,000      72,453
Ohio Community Development Finance Fund,
5.00%, 5/31/99                                        500,000     485,360
Rural Community Assistance Fund, 4.00%, 6/28/99       100,000      95,210
Unitarian Universalist Affordable Housing Corp.,
4.00%, 6/28/99                                         80,000      76,168


         Principal
Community Loan Notes (Cont'd)       Amount  Value
Washington Area Community Investment Fund,
4.00%, 6/28/99                                      $100,000      $95,210
Working Capital, 4.00%, 9/30/97                       50,000       49,181
--------------------------------------------------------------------------------

      Total Community Loan Notes (Cost $1,830,000)               1,779,093


       TOTAL INVESTMENTS (Cost $136,203,842) - 97.9%           165,412,735
       Securities Sold Short  - (2.5%)                          (4,293,206)
       Options Written  - (0.2%)                                  (281,750)
       Other assets and liabilities, net - 4.8%                  8,063,276
--------------------------------------------------------------------------------
       Net Assets - 100%                                      $168,901,055
===============================================================================


         SCHEDULE OF SECURITIES SOLD SHORT
                      SEPTEMBER 30, 1996

 Equity Securities                                      Shares
--------------------------------------------------------------------------

America Online, Inc.                                   27,500     $979,688
Graham Field Health Products, Inc.                      1,600       11,000
Lone Star Steakhouse & Saloon                          29,900      910,081
McDonalds Corp.                                        50,500     2,392,437
--------------------------------------------------------------------------------

      TOTAL EQUITY SECURITIES SOLD SHORT
        (Proceeds $4,157,473)                                    $4,293,206
============================================================================


                          SCHEDULE OF OPTIONS WRITTEN
                        SEPTEMBER 30, 1996

 Options Written                                      Contracts
--------------------------------------------------------------------------------

Pairgain Technologies, Inc., Call Options
  Expiration 10/19/96, Strike Price 70                    230     $281,750
--------------------------------------------------------------------------------

      TOTAL OPTIONS WRITTEN
        (Premium $150,868)                                        $281,750
============================================================================


Assets   Value
Investments in securities, at value                            $165,412,735
Cash                                                                655,708
Receivable for securities sold                                      955,800
Receivable for shares sold                                          401,027
Interest and dividends receivable                                    63,621
Deposits with brokers                                             7,787,020
Other assets                                                         23,852
----------------------------------------------------------------------------
   Total assets                                                 175,299,763
-------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------

Payable for securities purchased                                  1,284,386
Payable for shares redeemed                                         193,616
Securities sold short, at value (proceeds $4,157,473)             4,293,206
Options written, at value (premium $150,868)                        281,750
Payable to Calvert Asset Management Co., Inc.                       208,638
Payable to Calvert Administrative Services Co.                       26,842
Payable to Calvert Shareholder Services, Inc.                        27,407
Payable to Calvert Distributors, Inc.                                50,168
Accrued expenses and other liabilities                               32,695
-----------------------------------------------------------------------------
   Total liabilities                                              6,398,708
     Net assets                                                $168,901,055

Net Assets Consist of:
-----------------------------------------------------------------------------

Paid-in capital applicable to the following shares of beneficial interest;
   unlimited number of no par shares authorized:
     Class A: 6,820,291 shares outstanding                      $111,315,794
     Class C: 1,369,502 shares outstanding                        22,537,670
Undistributed net investment income (loss)                         (736,065)
Accumulated net realized gain (loss) on investments               6,841,378
Net unrealized appreciation (depreciation) on investments         28,942,278
--------------------------------------------------------------------------------
   Net assets                                                  $168,901,055
=============================================================================

Net Asset Value per Share
----------------------------------------------------------------------

Class A (based on net assets of $140,957,559)                        $20.67
============================================================================
Class C (based on net assets of $27,943,496)                         $20.40



Net Investment Income
---------------------------------------------------------------------------

Investment Income
   Interest income                                               $1,161,401
   Dividend income                                                   42,123
-------------------------------------------------------------------------------
     Total investment income                                      1,203,524
Expenses
   Investment advisory fee                                        1,223,046
   Transfer agency fees and expenses                                184,772
   Distribution Plan expenses:
     Class A                                                        168,842
     Class C                                                        136,696
   Trustees' fees and expenses                                        8,320
   Administrative fees                                              162,413
   Custodian fees                                                    24,939
   Registration fees                                                 22,457
   Reports to shareholders                                           40,217
   Professional fees                                                 24,119
   Miscellaneous expenses                                            54,446
   Reimbursement from Advisor                                       (85,739)
--------------------------------------------------------------------------------
     Total expenses                                               1,964,528
     Fees paid indirectly                                           (24,939)
--------------------------------------------------------------------------------
        Net expenses                                              1,939,589
-------------------------------------------------------------------------------
       Net Investment Income (Loss)                                (736,065)
--------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments
----------------------------------------------------------------------

Net realized gain (loss) on:
     Securities                                                 (35,756,054)
     Options written                                             36,617,448
     Securities sold short                                          223,141
-------------------------------------------------------------------------
                                                                  1,084,535

Change in unrealized appreciation or depreciation                15,508,932
--------------------------------------------------------------------------

       Net Realized and Unrealized Gain
       (Loss) on Investments                                     16,593,467
--------------------------------------------------------------------------------

       Increase (Decrease) in Net Assets
       Resulting From Operations                                $15,857,402
========================================================================


Increase (Decrease) in Net Assets
----------------------------------------------------------------------------

Operations
   Net investment income (loss)                      $(736,065)  $1,151,276
   Net realized gain (loss)                          1,084,535    6,911,057
   Change in unrealized appreciation or
depreciation                                        15,508,932    9,845,857

--------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
     Resulting From Operations                      15,857,402   17,908,190
-----------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income:
     Class A Shares                                           -  (1,548,699)
     Class C Shares                                           -    (152,946)
   Net realized gain:
     Class A Shares                                           -  (1,624,507)
     Class C Shares                                           -    (328,896)
--------------------------------------------------------------------------------
   Total distributions                                        -  (3,655,048)

Capital share transactions :
   Shares sold:
     Class A Shares                                 27,500,681   64,185,609
     Class C Shares                                  5,292,415   15,176,622
   Reinvestment of distributions:
     Class A Shares                                          -    2,842,563
     Class C Shares                                          -      465,985
   Shares redeemed:
     Class A Shares                                (25,456,523) (60,303,058)
     Class C Shares                                 (5,388,638) (12,307,161)
--------------------------------------------------------------------------
   Total capital share transactions                  1,947,935   10,060,560
----------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets             17,805,337   24,313,702

Net Assets
----------------------------------------------------------------------------

Beginning of period                                151,095,718  126,782,016
---------------------------------------------------------------------------
End of period (including undistributed net investment income (loss) of
   $(736,065) and $0, respectively) .             $168,901,055 $151,095,718
==============================================================================

Capital Share Activity
---------------------------------------------------------------------------

Shares sold:
   Class AShares                                     1,389,027    3,803,233
   Class CShares                                       267,955      905,375
Reinvestment of distributions:
   Class A Shares                                            -      164,542
   Class C Shares                                           -        27,150
Shares redeemed:
   Class A Shares                                   (1,308,726)  (3,537,947)
   Class C Shares                                     (278,215)    (725,836)
--------------------------------------------------------------------------------
Total capital share activity                            70,041      636,517
==============================================================================




                                               Notes to Financial Statements

Note A-Significant Accounting Policies
     General: The Calvert Strategic Growth Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

     Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

     Securities Sold Short: The Fund may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the price of the security.

     Deposits  with  Brokers:  The  Fund  maintains  liquid  assets,   including
equivalent securities, sufficient to cover, on a daily basis, the current values of written options and securities sold short.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Fund's average daily net assets. Effective May, 1995, the Fund began paying a monthly performance fee of plus or minus .15%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the Russell 2000 Index.

     The Advisor reimburses the Fund for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of
$100 million. Expenses reimbursed by the Advisor before December 31, 1994 may, to the extent permitted by law, be repaid by the Fund from January 1, 1995 through December 31, 1996. All expense reimbursements made from January 1, 1995 through December 31, 1996 may be repaid from January 1, 1997 through December 31, 1998. Expense repayments are subject to the above stated expense limitations.
     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of the Fund.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

     The Distributor received $103,692 as its portion of commissions charged on sales of the Fund's shares.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus up to $1,200 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustees fees are allocated to each of the funds served.


Note C-Investment Activity

     During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $70,759,498 and $100,457,658, respectively. U.S. government security purchases were $4,925,397 and sales were $9,790,000.

     The cost of investments owned at September 30, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $29,208,893, of which $31,240,172 related to appreciated securities and $2,031,279 related to depreciated securities.

     The following summarizes the Fund's transactions in written call and put options during the period:

Options                                         Contracts            Premiums
-------------------------------------------------------------------------------

Outstanding, beginning of period               28,000           $55,970,132
Written                                         6,144             3,800,012
Exercised                                        (831)             (555,187)
Closed                                        (17,895)          (38,936,261)
Expired                                       (15,188)          (20,127,828)
================================================================================
Outstanding, ending of period                     230              $150,868
=============================================================================

     Securities having an aggregate market value of $5,046,875 were identified to cover open options written at September 30, 1996.



Class A Shares
--------------------------------------------------------------------------------

Net asset value, beginning               $18.64        $16.96        $15.00
================================================================================
Income from investment operations
   Net investment income (loss)           (.08)           .13           .20
   Net realized and unrealized
gain (loss)                               2.11           1.96          2.21
--------------------------------------------------------------------------------
     Total from investment operations     2.03           2.09          2.41
-----------------------------------------------------------------------------
Distributions from
   Net investment income                     -         (.20)         (.04)
   Net realized gain                         -         (.21)         (.41)
--------------------------------------------------------------------------------
     Total distributions                      -        (.41)         (.45)
-------------------------------------------------------------------------------
Total increase (decrease) in net
asset value                               2.03         1.68          1.96
-----------------------------------------------------------------------------
Net asset value, ending                  $20.67        $18.64        $16.96
==============================================================================

Total return*                             10.89%        12.56%        16.08%
================================================================================
Ratios to average net assets:
   Net investment income (loss)       (.77%)(a)          .90%      1.47%(a)
   Total expenses                      2.28%(a)         2.32%             -
================================================================================
   Net expenses                        2.25%(a)         2.29%      2.55%(a)
   Expenses reimbursed                  .13%(a)          .14%       .31%(a)
Portfolio turnover                          60%          402%          480%
Average commission rate paid               $.09             -            -
Net assets, ending (in thousands)       $140,958      $125,606     $107,004
Number of shares outstanding,
   ending (in thousands)                  6,820         6,740         6,310
================================================================================




Class C Shares
---------------------------------------------------------------------------

Net asset value, beginning               $18.47        $16.86        $15.00
================================================================================
Income from investment operations
   Net investment income (loss)           (.16)         (.02)           .12
   Net realized and unrealized
gain (loss)                               2.09          1.94           2.18
--------------------------------------------------------------------------
     Total from investment operations     1.93          1.92           2.30
--------------------------------------------------------------------------
Distributions from
   Net investment income                      -         (.10)         (.03)
   Net realized gain                          -         (.21)         (.41)
------------------------------------------------------------------------------
     Total distributions                      -         (.31)         (.44)
--------------------------------------------------------------------------------
Total increase (decrease) in net
asset value                              1.93            1.61          1.86
--------------------------------------------------------------------------------
Net asset value, ending                  $20.40        $18.47        $16.86
==============================================================================

Total return*                             10.45%        11.57%        15.32%
================================================================================
Ratios to average net assets:
   Net investment income (loss)      (1.60%)(a)          .02%       .83%(a)
   Total expenses                     3.11%(a)          3.18%            --
================================================================================
   Net expenses                        3.08%(a)         3.16%      3.45%(a)
   Expenses reimbursed                        -            -       .20%(a)
Portfolio turnover                          60%          402%          480%
Average commission rate paid               $.09             -            -
Net assets, ending (in thousands)        $27,943     $25,490       $19,778
Number of shares outstanding,
   ending (in thousands)                   1,370       1,380         1,173
===========================================================================



                                                    To Open an Account:
 ........................................................................

                                                       800-368-2748

                                                    Yields and Prices:
 ................................................................................

                                                Calvert Information Network
                                                  24 hours, 7 days a week
                                                       800-368-2745

                                                        Service for
                                                     Existing Account:
 ..............................................................................

                                                Shareholders: 800-368-2745
                                                   Brokers: 800-368-2746

                                                      TDDfor Hearing
                                                         Impaired:
 ............................................................................

                                                       800-541-1524

                                                      Branch Office:
 ................................................................................

                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814

                                                   Registered, Certified
                                                    or Overnight Mail:
 .............................................................................

                                                       Calvert Group
                                                    c/o NFDS, 6th Floor
                                                      1004 Baltimore
                                                Kansas City, MO 64105-1807

                                                         Web Site
 ...............................................................................

                                           Address: http://www.calvertgroup.com

                                                         Principal
                                                       Underwriter:
 ................................................................................

                                                Calvert Distributors, Inc.
                                                  4550 Montgomery Avenue
                                                        Suite 1000N
                                                 Bethesda, Maryland 20814